                                                                    EXHIBIT 99.1

     Student Loan Finance Corporation
     Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
     Section 21 of the Servicing Agreement (Unaudited)

     Education Loans Incorporated - 1999-1 Indenture
     Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, and 2001-1 Report for the Month Ended September 30, 2001

I.   Noteholder Information
     ----------------------

A.   Identification of Notes
     -----------------------

 Series   Description                                      Cusip #                         Due Date
--------------------------------------------------------------------------------------------------------------
1999-1A   Senior Auction Rate Notes......................  280907AP1....................   December 1, 2035
1999-1B   Senior Auction Rate Notes......................  280907AQ9....................   December 1, 2035
1999-1C   Subordinate Auction Rate Notes.................  280907AR7....................   December 1, 2035
2000-1A   Senior Auction Rate Notes......................  280907AS5....................   December 1, 2035
2000-1B   Senior Auction Rate Notes......................  280907AT3....................   December 1, 2035
2000-1C   Subordinate Auction Rate Notes.................  280907AU0....................   December 1, 2035
2001-1A   Senior Auction Rate Notes......................  280907AV8....................   December 1, 2035
2001-1B   Senior Auction Rate Notes......................  280907AW6....................   December 1, 2035
2001-1C   Subordinate Auction Rate Notes.................  280907AX4....................   December 1, 2035

B.   Notification of Redemption Call of Notes
     ----------------------------------------

     Series 1999-1:
        None
     Series 2000-1:
        None
     Series 2001-1:
        None

C.   Principal Outstanding - September, 2001
     ---------------------------------------

                  Principal       Principal         Principal              Principal
               Outstanding,        Borrowed          Payments           Outstanding,
Series       Start of Month    During Month      During Month           End of Month
--------------------------------------------------------------------------------------
Series 1999-1:
1999-1A     $ 78,000,000.00           $0.00             $0.00        $ 78,000,000.00
1999-1B       39,000,000.00            0.00              0.00          39,000,000.00
1999-1C        9,300,000.00            0.00              0.00           9,300,000.00
        ------------------------------------------------------------------------------
  Total      126,300,000.00            0.00              0.00         126,300,000.00
        ------------------------------------------------------------------------------
Series 2000-1:
2000-1A       54,100,000.00            0.00              0.00          54,100,000.00
2000-1B       54,100,000.00            0.00              0.00          54,100,000.00
2000-1C       22,000,000.00            0.00              0.00          22,000,000.00
        ------------------------------------------------------------------------------
  Total      130,200,000.00            0.00              0.00         130,200,000.00
        ------------------------------------------------------------------------------
Series 2001-1:
2001-1A       79,000,000.00            0.00              0.00          79,000,000.00
2001-1B       79,000,000.00            0.00              0.00          79,000,000.00
2001-1C       23,800,000.00            0.00              0.00          23,800,000.00
        ------------------------------------------------------------------------------
  Total      181,800,000.00            0.00              0.00         181,800,000.00
        ------------------------------------------------------------------------------
Totals      $438,300,000.00           $0.00             $0.00        $438,300,000.00
        ==============================================================================

D.   Accrued Interest Outstanding - September, 2001
     ----------------------------------------------

                    Accrued Interest       Interest          Interest  Accrued Interest       Interest
                         Outstanding,       Accrued          Payments      Outstanding,     Rate As Of
     Series           Start of Month   During Month      During Month      End of Month   End Of Month
     --------------------------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A           $ 78,541.67  $  225,875.00     $  219,916.67       $ 84,500.00       3.25000%
       1999-1B             39,325.00     112,385.00        110,110.00         41,600.00       3.20000%
       1999-1C              9,687.50      27,822.50         27,125.00         10,385.00       3.35000%
                     -------------------------------------------------------------------
       Total              127,554.17     366,082.50        357,151.67        136,485.00
                     -------------------------------------------------------------------
     Series 2000-1:
       2000-1A             88,964.44     166,808.34        155,687.78        100,085.00       3.70000%
       2000-1B             48,690.00     154,034.72        151,480.00         51,244.72       3.10000%
       2000-1C             37,155.56      69,666.66         65,022.22         41,800.00       3.80000%
                     -------------------------------------------------------------------
       Total              174,810.00     390,509.72        372,190.00        193,129.72
                     -------------------------------------------------------------------
     Series 2001-1:
       2001-1A             15,887.78     233,313.33        222,428.89         26,772.22       3.05000%
       2001-1B            275,183.33     237,548.62        316,877.78        195,854.17       3.57000%
       2001-1C              4,892.22      71,928.89         68,491.11          8,330.00       3.15000%
                     -------------------------------------------------------------------
       Total              295,963.33     542,790.84        607,797.78        230,956.39
                     -------------------------------------------------------------------
     Totals              $598,327.50  $1,299,383.06     $1,337,139.45       $560,571.11
                     ===================================================================

E.   Net Loan Rates for Next Interest Period
     ---------------------------------------

                       Interest Period
     Series             Starting Date        Net Loan Rate
     ------------------------------------------------------

     Series 1999-1:
            1999-1A          14-Nov-01                9.83%
            1999-1B          14-Nov-01                9.83%
            1999-1C          14-Nov-01                9.63%
     Series 2000-1:
            2000-1A          08-Nov-01                8.73%
            2000-1B          15-Nov-01                9.33%
            2000-1C          08-Nov-01                8.43%
     Series 2001-1:
            2001-1A          25-Oct-01       Not Applicable
            2001-1B          01-Nov-01                8.05%
            2001-1C          25-Oct-01       Not Applicable

F.   Noteholders' Carry-Over Amounts - September, 2001
     -------------------------------------------------

                            Carry-Over                                         Carry-Over
                              Amounts,        Additions         Payments          Amounts,
      Series            Start of Month     During Month     During Month     End of Month
     ------------------------------------------------------------------------------------
     Series 1999-1:
            1999-1A              $0.00            $0.00            $0.00          $0.00
            1999-1B               0.00             0.00             0.00           0.00
            1999-1C               0.00             0.00             0.00           0.00
                          --------------------------------------------------------------
            Total                 0.00             0.00             0.00           0.00
                          --------------------------------------------------------------
     Series 2000-1:
            2000-1A               0.00             0.00             0.00           0.00
            2000-1B               0.00             0.00             0.00           0.00
            2000-1C               0.00             0.00             0.00           0.00
                          --------------------------------------------------------------
            Total                 0.00             0.00             0.00           0.00
                          --------------------------------------------------------------
     Series 2001-1:
            2001-1A               0.00             0.00             0.00           0.00
            2001-1B               0.00             0.00             0.00           0.00
            2001-1C               0.00             0.00             0.00           0.00
                          --------------------------------------------------------------
            Total                 0.00             0.00             0.00           0.00
                          --------------------------------------------------------------
          Totals                 $0.00            $0.00            $0.00          $0.00
                          ==============================================================

G.   Noteholders' Accrued Interest on Carry-Over Amounts - September, 2001
     ---------------------------------------------------------------------

                    Accrued       Interest        Interest          Accrued
                  Interest,        Accrued        Payments        Interest,
     Series  Start of Month   During Month    During Month     End of Month
    ------------------------------------------------------------------------
    Series 1999-1:

     1999-1A          $0.00          $0.00           $0.00            $0.00

     1999-1B           0.00           0.00            0.00             0.00

     1999-1C           0.00           0.00            0.00             0.00
                ------------------------------------------------------------
     Total             0.00           0.00            0.00             0.00
                ------------------------------------------------------------
    Series 2000-1:

     2000-1A           0.00           0.00            0.00             0.00

     2000-1B           0.00           0.00            0.00             0.00

     2000-1C           0.00           0.00            0.00             0.00
                ------------------------------------------------------------
     Total             0.00           0.00            0.00             0.00
                ------------------------------------------------------------
    Series 2001-1:

     2001-1A           0.00           0.00            0.00             0.00

     2001-1B           0.00           0.00            0.00             0.00

     2001-1C           0.00           0.00            0.00             0.00
                ------------------------------------------------------------
     Total             0.00           0.00            0.00             0.00
                ------------------------------------------------------------
    Totals            $0.00          $0.00           $0.00            $0.00
                ============================================================

II.  Fund Information
     ----------------

A.   Reserve Funds - September, 2001
     -------------------------------
                                                                         Amount
                                                                ----------------
     Balance, Start of Month.................................    $ 6,574,500.00
     Additions During Month (From Issuance of Notes).........              0.00
     Less Withdrawals During Month...........................              0.00
                                                                ----------------
     Balance, End of Month...................................    $ 6,574,500.00
                                                                ================

B.   Capitalized Interest Accounts - September, 2001
     -----------------------------------------------
                                                                         Amount
                                                                ----------------
     Balance, Start of Month.................................    $ 4,292,743.15
     Additions During Month (From Issuance of Notes).........              0.00
     Less Withdrawals During Month...........................              0.00
                                                                ----------------
     Balance, End of Month...................................    $ 4,292,743.15
                                                                ================

C.   Acquisition Accounts - September, 2001
     --------------------------------------

                                                                         Amount
                                                                ----------------
     Balance, Start of Month.................................    $30,216,908.79
     Additions During Month..................................        498,724.47
     Less Withdrawals for Initial Purchase of Eligible Loans:
      Principal Acquired.....................................              0.00
      Accrued Income.........................................              0.00
      Premiums and Related Acquisition Costs.................              0.00
     Less Withdrawals for Eligible Loans:
      Principal Acquired.....................................     (7,142,502.63)
      Premiums and Related Acquisition Costs.................        (92,883.10)
                                                               -----------------
     Balance, End of Month...................................    $23,480,247.53
                                                               =================

D.   Alternative Loan Guarantee Accounts - September, 2001
     -----------------------------------------------------

                                                                         Amount
                                                               -----------------
     Balance, Start of Month.................................    $ 2,427,553.76
     Additions During Month (Initial Purchase of Student
      Loans).................................................              0.00
     Guarantee Fees Received (Refunded) During Month.........         27,518.31
     Interest Received During Month..........................          6,682.69
     Other Additions During Month............................          2,766.80
     Less Withdrawals During Month for Default Payments......              0.00
                                                               -----------------
     Balance, End of Month...................................    $ 2,464,521.56
                                                               =================

III. Student Loan Information
     ------------------------

A.   Student Loan Principal Outstanding - September, 2001
     ----------------------------------------------------

                                                                    Amount
                                                           ---------------
     Balance, Start of Month.............................  $357,698,780.56
     Initial Purchase of Eligible Loans..................             0.00
     Transfers...........................................             0.00
     Loans Purchased /Originated.........................     7,142,502.63
     Capitalized Interest................................       477,279.30
     Less Principal Payments Received....................    (4,486,873.31)
     Less Defaulted Alternative Loans Transferred........             0.00
     Other Increases (Decreases).........................        (1,213.69)
                                                           ---------------
     Balance, End of Month...............................  $360,830,475.49
                                                           ===============

B.   Composition of Student Loan Portfolio as of September 30, 2001
     --------------------------------------------------------------

                                                                    Amount
                                                           ---------------
     Aggregate Outstanding Principal Balance............   $360,830,475.49
     Number of Borrowers................................            53,947
     Average Outstanding Principal Balance Per Borrower.   $         6,689
     Number of Loans (Promissory Notes).................           108,360
     Average Outstanding Principal Balance Per Loan.....   $         3,330
     Weighted Average Interest Rate.....................              6.30%

C.   Distribution of Student Loan Portfolio by Loan Type as of September 30,
     -----------------------------------------------------------------------
     2001
     ----

                                                      Outstanding
                                                        Principal
     Loan Type                                            Balance          Percent
     -----------------------------------------------------------------------------
     Stafford - Subsidized....................    $146,151,495.37            40.5%
     Stafford - Unsubsidized..................      89,281,654.58            24.7%
     Stafford - Nonsubsidized.................           3,460.93             0.0%
     PLUS.....................................      29,654,410.86             8.2%
     SLS......................................          99,967.47             0.0%
     Consolidation............................      24,593,939.15             6.8%
     Alternative..............................      71,045,547.13            19.7%
                                                  --------------------------------
     Total....................................    $360,830,475.49           100.0%
                                                  ================================

D.   Distribution of Student Loan Portfolio by Interest Rate as of September 30,
     --------------------------------------------------------------------------
     2001
     ----

                                                      Outstanding
                                                        Principal
     Interest Rate                                        Balance          Percent
     -----------------------------------------------------------------------------
     Less Than 5.00%..........................    $          0.00             0.0%
     5.00% to 5.49%...........................      93,536,897.96            25.9%
     5.50% to 5.99%...........................      77,892,079.13            21.6%
     6.00% to 6.49%...........................      56,263,132.32            15.6%
     6.50% to 6.99%...........................      79,571,191.56            22.1%
     7.00% to 7.49%...........................      20,072,531.82             5.6%
     7.50% to 7.99%...........................       6,585,030.30             1.8%
     8.00% to 8.49%...........................      23,220,217.51             6.4%
     8.50% to 8.99%...........................               0.00             0.0%
     9.00% to 9.49%...........................       2,721,289.70             0.8%
     9.50% or Greater.........................         968,105.19             0.3%
                                                  --------------------------------
     Total....................................    $360,830,475.49           100.0%
                                                  ================================

E.   Distribution of Student Loan Portfolio by Borrower Payment Status as of
     -----------------------------------------------------------------------
     September 30, 2001
     ------------------

                                                                              Outstanding
                                                                                Principal
     Borrower Payment Status                                                      Balance                Percent
     -----------------------------------------------------------------------------------------------------------
     School.............................................................  $ 75,308,452.69                   20.9%
     Grace..............................................................    60,959,969.41                   16.9%
     Repayment..........................................................   179,406,452.23                   49.7%
     Deferment..........................................................    34,452,533.43                    9.5%
     Forbearance........................................................    10,703,067.73                    3.0%
                                                                         ---------------------------------------
     Total..............................................................  $360,830,475.49                  100.0%
                                                                         =======================================

F.   Distribution of Student Loan Portfolio by Delinquency Status as of
     ------------------------------------------------------------------
     September 30, 2001
     ------------------

                                                                             Percent by Outstanding Balance
                                                                         ---------------------------------------
                                                           Outstanding             Excluding
                                                             Principal          School/Grace        All Loans in
     Delinquency Status                                        Balance          Status Loans           Portfolio
     -----------------------------------------------------------------------------------------------------------
     31 to 60 Days....................................  $ 8,780,022.24                   3.9%                2.4%
     61 to 90 Days....................................    6,905,355.01                   3.1%                1.9%
     91 to 120 Days...................................    2,999,053.44                   1.3%                0.8%
     121 to 180 Days..................................    3,408,575.78                   1.5%                0.9%
     181 to 270 Days..................................    2,939,124.84                   1.3%                0.8%
     Over 270 Days....................................    1,451,481.73                   0.6%                0.4%
     Claims Filed, Not Yet Paid.......................      671,880.96                   0.3%                0.2%
                                                       ---------------------------------------------------------
     Total............................................  $27,155,494.00                  12.1%                7.5%
                                                       =========================================================

G.   Distribution of Student Loan Portfolio by Guarantee Status as of
     ----------------------------------------------------------------
     September 30, 2001
     ------------------

                                                                              Outstanding
                                                                                Principal
     Guarantee Status                                                             Balance                Percent
     -----------------------------------------------------------------------------------------------------------
     FFELP Loan Guaranteed 100%......................................     $    892,201.60                    0.2%
     FFELP Loan Guaranteed 98%.......................................      288,892,726.76                   80.1%
     Alternative Loans Non-Guaranteed................................       71,045,547.13                   19.7%
                                                                        ----------------------------------------
     Total...........................................................     $360,830,475.49                  100.0%
                                                                        ========================================

H.   Distribution of Student Loan Portfolio by Guarantee Agency as of
     ----------------------------------------------------------------
     September 30, 2001
     ------------------

                                                                              Outstanding
                                                                                Principal
     Guarantee Agency                                                             Balance                Percent
     -----------------------------------------------------------------------------------------------------------
     Education Assistance Corporation................................     $169,840,060.98                   47.1%
     Great Lakes Higher Education Corporation........................       67,635,955.84                   18.7%
     California Student Aid Commission...............................       18,885,169.69                    5.2%
     Student Loans of North Dakota...................................        7,630,480.64                    2.1%
     Texas GSLC......................................................        4,990,923.90                    1.4%
     Pennsylvania Higher Education Assistance Agency.................        7,476,995.18                    2.1%
     United Student Aid Funds, Inc...................................       12,178,315.40                    3.4%
     Other Guarantee Agencies........................................        1,147,026.73                    0.3%
     Alternative Loans Non-Guaranteed................................       71,045,547.13                   19.7%
                                                                         ---------------------------------------
     Total...........................................................     $360,830,475.49                  100.0%
                                                                         =======================================

I.   Fees and Expenses Accrued For / Through September, 2001
     -------------------------------------------------------

                                                                     For The 9
                                                                  Months Ended
                                          September, 2001       Sept. 30, 2001
                                        ---------------------------------------
     Servicing Fees....................    $315,726.67           $1,995,123.89
     Indenture Trustee Fees............       9,131.40               55,668.82
     Broker / Dealer Fees..............      88,569.43              517,498.56
     Auction Agent Fees................       7,305.02               45,265.56
     Other Permitted Expenses..........           0.00                    0.00
                                        --------------------------------------
     Total.............................    $420,732.52           $2,613,556.83
                                        ======================================

J.   Ratio of Assets to Liabilities as of September 30, 2001
     -------------------------------------------------------

                                                                        Amount
                                                         ---------------------
     Total Indenture Assets...........................         $444,795,956.96
     Total Indenture Liabilities......................          439,226,556.27
                                                         ---------------------
     Ratio............................................                  101.27%
                                                         =====================